UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Sesen Bio, Inc.
(Name of Registrant as Specified In Its Charter)

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IMPORTANT INFORMATION FOR SESEN BIO STOCKHOLDERS Please vote your shares for the Annual Meeting of Stockholders on May 3, 2021. Your vote may impact the value of your investment and the future of Sesen Bio. KEY QUESTIONS OUR STOCKHOLDERS ARE ASKING REGARDING PROPOSAL 2: TO APPROVE AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 200,000,000 TO 400,000,000 Question Answer Why is Sesen Bio requesting an additional 200M shares? We have not requested an increase in the number of authorized shares of common stock since our initial public offering in 2014 and, as a result, we currently have only 14,004,699 shares of common stock remaining for future issuances. We believe this number is insufficient for us to execute strategic initiatives that are intended to drive value for our stockholders. We believe increasing our number of authorized shares by 200M will provide us with the flexibility necessary to execute on our strategy as we transition into a commercial, revenue-generating company, while avoiding significantly less favorable sources of funding. We strongly believe this to be in the best interests of Sesen Bio and our stockholders. We do not have any specific plans for the proposed increase in authorized shares other than the corporate purposes outlined in the proxy statement. However, potential uses of funds generated by issuing these additional shares include, but are not limited to, the following: • Funding our ongoing operations, including the commercial launch of Vicineum in the U.S., if approved by the U.S. Food and Drug Administration; • Providing equity incentives to attract and retain valuable employees, officers or directors; and • Advancing potential pipeline programs that have significant potential value. Based on management’s current estimates, we believe this increase will be enough for us to achieve corporate profitability, which is our most important short-term goal, and we are hopeful this may be the last time the Company needs to request additional shares. If Proposal 2 passes, will this dilute my existing position? The proposed increase to the number of authorized shares of common stock WILL NOT by itself dilute our current stockholders or affect the number of shares outstanding; it will merely provide us with the flexibility necessary to raise additional capital using equity securities, if and when such opportunities may arise. What will happen if Proposal 2 does not pass? If Proposal 2 does not pass, Sesen Bio will be severely limited in continuing to pursue effective strategies to access capital in the public and private markets. We will also be severely limited in our ability to execute strategic initiatives that are intended to drive value. Both limitations would likely severely harm our business and stockholder value. What happens if I don’t vote? If you don’t vote or you abstain, it may count the same as a vote AGAINST Proposal 2. Who can help me vote? Our proxy solicitor, Okapi Partners, can assist you with voting your shares and any questions you may have. Please see below for their contact information. If I vote against Proposal 2, can I change my vote? YES. If you would like to change your vote, you may do so. If you are the “record holder” of your shares, you must: • Submit a new proxy via the Internet or phone by following the instructions on the enclosed proxy card; or

• Sign another proxy card and arrange for delivery of that proxy card by mail by 11:59 pm Eastern Daylight Time, the day before the 2021 Annual Meeting; or • Vote during the 2021 Annual Meeting through www.proxydocs.com/SESN. If your shares are held in “street name,” you must: • Follow the instructions provided by your broker, bank or nominee to change your voting instructions; or • If you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares at the 2021 Annual Meeting, attend the 2021 Annual Meeting and vote through www.proxydocs.com/SESN. The last instruction we receive from you prior to the closing of the polls is what will be counted. Your vote is important, so please vote today! Our proxy solicitor, Okapi Partners, can assist in this process as well. Please see below for their contact information. Where to Find Additional Information On March 25, 2021, Sesen Bio, Inc., referred to herein as the Company, filed a definitive proxy statement with the Securities and Exchange Commission, or SEC, in connection with the 2021 Annual Meeting of Stockholders, such proxy statement and any supplements or amendments thereto, referred to as the Annual Meeting Proxy Materials. The Annual Meeting Proxy Materials contain important information about the 2021 Annual Meeting. Stockholders are urged to read the Annual Meeting Proxy Materials carefully. Stockholders are able to obtain free copies of the Annual Meeting Proxy Materials and other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov and at https://ir.sesenbio.com/financial-information/sec-filings. The Company, its directors and executive officers may be deemed participants in the solicitation of proxies from stockholders in respect of the 2021 Annual Meeting. Detailed information regarding the identity of participants, and their respective interests in the Company by security holdings or otherwise, are set forth in the definitive proxy statement for the Annual Meeting. Cautionary Note on Forward-Looking Statements This communication contains forward-looking statements, including, but not limited to, the Company’s belief that the remaining shares of common stock available for future issuance will impact its ability to execute strategic initiatives, the Company’s belief that Proposal 2, if approved, will provide the flexibility necessary to execute its strategy and avoid significantly less favorable sources of funding, the Company’s beliefs regarding its ability achieve corporate profitability and any need to request additional shares in the future, potential uses for the additional shares of common stock, if Proposal 2 is approved, and potential effects of Proposal 2, if approved, including, the potential dilutive effect of future issuances of our common stock on our current stockholders. These forward-looking statements are based on the Company’s current expectations and inherently involve significant risks and uncertainties. The Company’s actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. A further description of the risks and uncertainties relating to the business of the Company is contained in the Company’s most recent annual report on Form 10-K filed with the SEC. The Company undertakes no duty or obligation to update any forward-looking statements contained in this communication as a result of new information, future events or changes in its expectations. OUR PROXY SOLICITOR (OKAPI PARTERS) STANDS READY TO ASSIST YOU WITH THIS IMPORTANT VOTE If you have questions about how to vote your shares, please contact our proxy solicitor, Okapi Partners. 1212 Avenue of the Americas, 24th Floor New York, NY 10036 Telephone for Banks, Brokers, and International Stockholders: +1 212-297-0720 Stockholders may call toll-free: 888-785-6709 Email: info@okapipartners.com